Pursuant to Rule 497(e) and Rule 497(k)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

AIG Focused Dividend Strategy II Fund

(the “Fund”)

Supplement dated March 1, 2021

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”), each dated February 26, 2021

SunAmerica Asset Management, LLC (“SunAmerica”), the Fund’s investment adviser, and Touchstone Advisors, Inc. (“Touchstone”) announced that they have entered into a definitive agreement for Touchstone to acquire certain assets related to SunAmerica’s retail mutual fund management business. Under the terms of the agreement, twelve AIG Funds are expected to be reorganized into existing or newly created series of trusts in the Touchstone fund complex. Certain AIG Funds not covered by the agreement, including the Fund, will be liquidated.

On February 8, 2021, the Board of Directors of SunAmerica Series, Inc. (the “Corporation”), on behalf of the Fund, approved a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation. Under the Plan of Liquidation, the Fund is expected to be liquidated on or about July 16, 2021 (the “Liquidation Date”).

The Fund intends to convert all of its portfolio securities to cash or cash equivalents in preparation for the liquidation. Accordingly, the Fund is expected to deviate from its investment objective and investment strategies until it is liquidated on the Liquidation Date.

Assuming the liquidation of the Fund occurs, all references to and related to the Fund in the Corporation’s registration statement (including the Prospectus and SAI) will be deleted effective upon the Liquidation Date.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

This Supplement should be retained for future reference.